UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

UNDER ARMOUR, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts UNDER ARMOUR, INC. 2023 Annual Meeting Vote by August 28, 2023 11:59 PM ET UNDER ARMOUR, INC. ATTN: CORPORATE SECRETARY 1020 HULL STREET BALTIMORE, MARYLAND 21230 V17920-P94938 You invested in UNDER ARMOUR, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on August 29, 2023 at 10:00 AM Eastern Time. Get informed before you vote View the Proxy Statement and Under Armour, Inc.'s Fiscal Year 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 15, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* August 29, 2023 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/UAA2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Kevin A. Plank 04) Mohamed A. El-Erian 07) Karen W. Katz 10) Patrick W. Whitesell For 02) Douglas E. Coltharp 05) Carolyn N. Everson 08) Stephanie C. Linnartz 03) Jerri L. DeVard 06) David W. Gibbs 09) Eric T. Olson 2. To approve, by a non-binding advisory vote, the compensation of executives as disclosed in the "Executive Compensation" For section of the proxy statement, including the Compensation Discussion and Analysis and tables. 3. To recommend, by a non-binding advisory vote, the frequency of future advisory votes on executive compensation. 1 Year 4. To approve the Fourth Amended and Restated 2005 Omnibus Long-Term Incentive Plan to increase the number of For shares of Class C Common Stock reserved for issuance, among other changes. 5. Ratification of appointment of independent registered public accounting firm for the fiscal year ending For March 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V17921-P94938